STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	15
Beginning Date of Collection Period	01-Aug-04
End Date of Collection Period	31-Aug-04
Payment Date	20-Sep-04
Previous Payment Date	20-Aug-04

Funds Disbursement
Collected Funds	45,140,825.35
Available Payment Amount	44,828,052.01
Principal Collections	40,071,453.81
Interest Collections (net of servicing fee)	4,756,598.20
Net of Principal Recoveries	4,755,598.20
Principal Recoveries	1,000.00
Servicing Fee	312,773.34
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	45,140,825.35
Interest Paid to Notes	1,021,530.89
Principal Paid to Notes	40,481,805.65
Transferor - pursuant to 5.01 (a) (xii)	3,324,715.47
Servicing Fee	312,773.34

Pool Balance
Beginning Pool Balance	750,656,005.69
Principal Collections (including repurchases)	40,071,453.81
Additional Principal Reduction Amount	410,351.84
Ending Pool Balance	710,174,200.04

Collateral Performance
Cash Yield (% of beginning balance)	8.10%
Loss Rate (net of principal recoveries; % of beginning balance)	0.65%
Net Yield	7.45%
Realized Losses	409,351.84
Cumulative Realized Losses	2,122,691.36
Cumulative Loss Percentage	0.16%
Delinquent Loans
One Payment Principal Balance of loans	22,358,926.48
One Payment Number of loans	192
Two Payments Principal Balance of loans	4,523,487.50
Two Payments Number of loans	35
Three+ Payments Principal Balance of loans	27,939,409.83
Three+ Payments Number of loans	253

Two+ Payments Delinquency Percentage	4.57%
Two+ Payments Rolling Average	4.29%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	5,980
Number outstanding end of period	5,713
Number of REO as of the end of the Collection Period	50
Principal Balance of REO as of the end of the Collection Period	3,916,129.14

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	3,324,715.47
Principal Payment Amount	40,071,453.81
Principal Collections	40,071,453.81
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.60000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.95000%
Class A Note Rate	1.95000%
Class M Formula Rate (1-mo. Libor plus 65bps)	2.25000%
Class M Note Rate	2.25000%
Available Funds Cap	8.25641%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	34.621526
2. Principal Payment per $1,000	33.790226
3. Interest Payment per $1,000	0.831300

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.95000%
2. Days in Accrual Period	31

3. Class A Interest Due	829,482.44
4. Class A Interest Paid	829,482.44
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	493,984,578.28
2. Class A Principal Due	33,716,360.42
3. Class A Principal Paid	33,716,360.42
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	460,268,217.86

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	49.506679%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	46.127657%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	64.810608%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	34.749418
2. Principal Payment per $1,000	33.790226
3. Interest Payment per $1,000	0.959192

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	2.25000%
2. Days in Accrual Period	31

3. Class M Interest Due	192,048.45
4. Class M Interest Paid	192,048.45
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	99,121,778.47
2. Class M Principal Due	6,765,445.23
3. Class M Principal Paid	6,765,445.23
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	92,356,333.24

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	49.506679%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	46.127657%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	13.004744%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on September 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of September, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer